UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2024
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 14, 2024, FactSet Research Systems Inc. (“FactSet” or the “Company") is hosting an Investor Day in New York City and via livestream. FactSet hereby furnishes the presentation (the “Investor Day Presentation”) that the Company intends to use at Investor Day and from time to time thereafter. FactSet may use the Investor Day Presentation with investors, analysts, lenders, creditors, insurers, vendors, clients, employees and others. The Investor Day Presentation is furnished herewith as Exhibit 99.1 and also will be made available on the Company’s website at factset.com. Also on November 14, 2024, the Company issued a press release with respect to its Investor Day, noting that the Company is reaffirming its full-year fiscal 2025 guidance and announcing a new medium-term outlook (the "Press Release"). A copy of the Press Release is furnished as Exhibit 99.2 hereto.

The information contained in the Investor Day Presentation and in the Press Release is summary information that should be considered in the context of the Company's Securities and Exchange Commission filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Day Presentation and the Press Release are current as of the date of this Current Report on Form 8-K. To the extent that estimates, targets or other forward-looking statements are included in the Investor Day Presentation and the Press Release, the Company specifically disclaims any duty or obligation to publicly update or revise such information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation of FactSet Research Systems Inc. dated November 14, 2024
99.2	Press Release of FactSet Research Systems Inc. dated November 14, 2024
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

November 14, 2024	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President, Chief Financial Officer (Principal Financial Officer)